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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 03, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On September 3, 2025, Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Royal Aircraft Services, LLC, Worldwide Aircraft Services, Inc., and Worthington Aviation, LLC (the “Borrowers”) and Air T, Inc. (the “Guarantor”) entered into a number of agreements with Alerus Financial, National Association (“Alerus”) relating to the Alerus Revolving Credit Financing and Term Note A.

The transactions included the following:

(i)Amendment No. 5 to Credit Agreement (“Amendment No. 5”) and Amended and Restated Revolving Credit Note. The Borrowers and Alerus entered into Amendment No. 5 to the revolving credit agreement and an Amended and Restated Revolving Credit Note. The principal changes of the amendments include the following:
1.The interest rate was decreased to 1-month SOFR plus 1.90%;
2.The maturity date was extended to August 28, 2027;
3.The revolving credit commitment to make revolving credit loans and to issue letters of credit was increased to an aggregate principal amount not to exceed $20,000,000;
4.The financial covenants are to be measured semi-annually at December and March of each year and the Borrowers are to deliver quarterly financial statements to Alerus; and,
5.The overline note provisions and note have been eliminated.

i.Amended and Restated Term Note A and Swap Arrangement. Term Note A was amended and restated on September 3, 2025 by the Borrowers in the principal amount of $9,188,571.40. The maturity date remains August 15, 2029. The amended and restated note interest rate was revised to 1-month SOFR plus 2.00% and the Borrowers entered into a swap arrangement through the termination date of August 15, 2029 with respect to the amended and restated note. The fixed rate following the swap arrangement is 5.62%.

i.The revolving credit agreement and note remain secured by the terms of Security Agreement dated as of August 29, 2024 and the Guarantor acknowledged and agreed to the revisions of the credit agreement and amended and restated Term Note A and reaffirmed its guarantees and pledges. The Guarantor also entered into an Unlimited Continuing Guaranty (Swap Transaction). The Amendment, Amended and Restated Term Note A and related documents are effective as of September 3, 2025.

The foregoing summary of the terms of the Amendment No. 5 and Amended and Restated Term Note A and related documents are qualified in their entirety by reference to the Amended and Restated Revolving Credit Note, Amendment No. 5, Amended and Restated Term Note A, Acknowledgment and Agreement of Air T and the Unlimited Continuing Guaranty (Swap Transaction) of Air T filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 herewith, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

10.1	Amended and Restated Revolving Credit Note of the Borrowers in the amount of $20,000,000 to Alerus Financial, National Association dated as of September 3, 2025
10.2
Amendment No. 5 to Credit Agreement by and among Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Worldwide Aircraft Services, Inc., Royal Aircraft Services, LLC and Worthington Aviation, LLC, Air T, Inc. and Alerus Financial, National Association effective as of September 3, 2025.

10.3	Amended and Restated Term Note A in the amount of $9,188,571.40 to Alerus Financial, National Association dated as of September 3, 2025.
10.4	Acknowledgment and Agreement of Air T, Inc. as to Amendment No. 5 to Credit Agreement dated September 3, 2025.
10.5	Unlimited Continuing Guaranty (Swap Transaction) of Air T, Inc. to and for the benefit of Alerus Financial, National Association entered into as of September 3, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2025

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer